Exhibit 10.1 - Purchase/Sales Agreement

                            Purchase/ Sales Agreement

June Stevens as Sellers, and Heartland Inc. as buyer, hereby agree that the Seller shall sell and the Buyer shall buy the following described properties UPON THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

                    The Purchase Price of:       $ 650,000.00
                    Existing First Loan          $ 155,000.00
                    Balance                      $ 495,000.00
                    Paid in Restricted stock     $ 495,000.00
                    Number of shares               123,750.00

Commonly know as:
109 Industrial Blvd, Ripley, TN

Financing:

Total purchase price shall be paid with 123,750 restricted shares of Heartland Inc. Buyer to pay all closing cost of both buyer and seller. Buyer will assume obligations of existing loan.

o The escrow period shall be 1 week.


/s/ Jeffrey Brandeis                 6/17/04
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Heartland Inc.                         Date
Buyer

/s/ June Stevens                      6/15/04
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June Stevens                           Date
Seller